SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2007

Ford Credit Floorplan Master Owner Trust A
(Issuer of the notes)

Ford Motor Credit Company
(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC
(Exact names of registrants as specified in their respective charters)

Delaware (State or Other Jurisdiction of Incorporation)		Delaware (State or Other Jurisdiction of Incorporation)
333-132560 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-132560-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)
Ford Credit Floorplan Corporation c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One American Road Dearborn, Michigan	48126	Ford Credit Floorplan LLC c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495 (Registrant's telephone number including area code)		(313) 594-3495 (Registrant's telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02                Change of Servicer or Trustee

On April 11, 2007, The Bank of New York and The Bank of New York (Delaware) resigned as "Owner Trustee" and "Delaware Trustee," respectively, of Ford Credit Floorplan Master Owner Trust A, and U.S. Bank Trust National Association, or "U.S. Bank Trust," was appointed as successor "Owner Trustee" and "Delaware Trustee" under the amended and restated trust agreement, dated as of August 1, 2001, by and among Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC, as transferors, The Bank of New York (Delaware), as Delaware trustee and The Bank of New York, as owner trustee.

U.S. Bank Trust is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $219 billion as of December 31, 2006. As of December 31, 2006, U.S. Bancorp served approximately 14.2 million customers, operated 2,472 branch offices in 24 states and had over 50,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

U.S. Bank Trust has provided owner trustee services since the year 2000. As of December 31, 2006, U.S. Bank Trust was acting as owner trustee with respect to over 750 issuances of securities. This portfolio includes mortgage-backed and asset-backed securities. U.S. Bank Trust has acted as owner trustee of automobile loan or lease-backed securities since 2000. As of December 31, 2006, U.S. Bank Trust was acting as owner trustee on 67 issuances of automobile loan or lease-backed securities.

This change to the Owner Trustee and the Delaware Trustee relates to the publicly-issued securities issued by Ford Credit Floorplan Master Owner Trust A that are described in the following Prospectus Supplements, which set forth the information required by Asset Backed Securities (Regulation AB), 17 C.F.R. 229.1109 (c) - (f):

(i)	Prospectus Supplement for Series 2004-1 Floating Rate Asset Backed Notes, dated July 22, 2004 (filed on form 424(b)(5) on July 27, 2004; Commission file numbers 333-60756 and 333-60756-01);

(ii)	Prospectus Supplement for Series 2005-1 Floating Rate Asset Backed Notes, dated June 7, 2005 (filed on form 424(b)(5) on June 13, 2005; Commission file numbers 333-60756 and 333-60756-01);

(iii)	Prospectus Supplement for Series 2006-3 Floating Rate Asset Backed Notes, dated June 21, 2006 (filed on form 424(b)(2) on June 27, 2006; Commission file numbers 333-132560 and 333-132560-01); and

(iv)	Prospectus Supplement for Series 2006-4 Floating Rate Asset Backed Notes, dated June 21, 2006 (filed on form 424(b)(2) on June 27, 2006; Commission file numbers 333-132560 and 333-132560-01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By: /s/ Joseph P. Topolski
Name: Joseph P. Topolski
Title: Assistant Secretary

FORD CREDIT FLOORPLAN LLC

By: /s/ Joseph P. Topolski
Name: Joseph P. Topolski
Title: Assistant Secretary

Dated: April 11, 2007

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